UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
 ________________________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): June 11, 2020

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FLEETCOR Technologies, Inc.
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(Exact name of registrant as specified in its charter)
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Delaware	001-35004	72-1074903
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

3280 Peachtree Road, Suite 2400	Atlanta	30305
(Address of principal executive offices)	GA	(Zip Code)
Registrant’s telephone number, including area code: (770) 449-0479
Not Applicable

Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols(s)	Name of each exchange on which registered
Common Stock	FLT	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 11, 2020, the Company held its 2020 Annual Meeting of Shareholders (the "Annual Meeting"). Proxies for the Annual Meeting were solicited pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended. A total of 75,310,188 shares were represented at the Annual Meeting. The following matters were submitted to a vote of the shareholders.

I. Elect three directors nominated by the Board of Directors for a one-year term:

NOMINEES

Steven T. Stull
FOR: 68,790,046
AGAINST: 2,725,827
ABSTAIN: 25,608
BROKER NON-VOTES: 3,768,707

Michael Buckman
FOR: 71,267,031
AGAINST: 247,574
ABSTAIN: 26,876
BROKER NON-VOTES: 3,768,707

Thomas M. Hagerty
FOR: 53,401,106
AGAINST: 18,114,501
ABSTAIN: 25,874
BROKER NON-VOTES: 3,768,707

II. Ratify the reappointment of Ernst & Young LLP as the Company’s independent public accounting firm for 2020:

FOR: 74,417,142
AGAINST: 842,566
ABSTAIN: 50,480
BROKER NON-VOTES: 0

III. Advisory vote to approve named executive officer compensation:

FOR: 68,999,254
AGAINST: 2,481,392
ABSTAIN: 60,835
BROKER NON-VOTES: 3,768,707

IV. Shareholder proposal for a shareholder right to call special shareholder meetings:

FOR: 56,417,132
AGAINST: 15,093,252
ABSTAIN: 31,097
BROKER NON-VOTES: 3,768,707

V. Shareholder proposal requiring that financial performance metrics in incentive awards be adjusted to exclude the impact of share repurchases:

FOR: 18,687,967
AGAINST: 50,731,743
ABSTAIN: 2,121,771
BROKER NON-VOTES: 3,768,707

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FLEETCOR Technologies, Inc.

June 17, 2020	By: /s/ Daniel Fishbein
Name: Daniel Fishbein
Title: General Counsel

Exhibit Index

Exhibit No.	Description

104	Cover Page Interactive Data File (formatted as Inline XBRL).